SECURITY AGREEMENT

THIS AGREEMENT is executed on September 7, 2007 between CYPHEREDGE TECHNOLOGIES, INC. a Delaware company (hereinafter called the "Borrower"), and MISTRAL VENTURES, INC., a Nevada corporation (hereinafter called the "Lender").

FOR VALUABLE CONSIDERATION, the Borrower hereby grants to Lender a security interest in all of the Borrower's right, title and interest in and to all of the Borrower's personal property and assets including without limitation the following property, including without limitation any and all additions, accessions and substitutions thereto or therefor, whether now held or hereafter acquired (hereinafter called the "Collateral"): (a) accounts; (b) instruments; (c) documents; (d) chattel paper; (e) supporting obligations; (f) letter of credit rights; (g) equipment; (h) fixtures; (i) general intangibles; (j) inventory; (k) investment property; (l) deposit accounts; (m) cash, money, currency, and liquid funds, wherever held; (n) goods; (o) intellectual property; and (p) all proceeds of each of the foregoing (the "Proceeds"), to secure payment and performance of all of the Borrower's present or future debts or obligations to the Lender, whether absolute or contingent (hereafter referred to as "Debt"). Unless otherwise defined, words used herein have the meanings given them in the Delaware Uniform Commercial Code.

THE BORROWER REPRESENTS, WARRANTS AND AGREES:

1.	The Borrower will immediately pay:

	(a)	any Debt when due;

(b)

the Lender's costs of collecting the Debt, of protecting, insuring or realizing on Collateral, and any expenditure of the Lender pursuant hereto, including attorneys' fees and expenses, with interest at the rate of 10% per annum from the date of expenditure; and

	(c)	any deficiency after realization of Collateral.

2.	The Borrower will use the proceeds of any loan that becomes Debt hereunder for general corporate purposes subject to approval by Lender, which approval shall not be unreasonably withheld or delayed.

3.	As to all Collateral in the Borrower's possession (unless specifically otherwise agreed to by the Lender in writing), the Borrower will:

	(a)	have, or has, possession of the Collateral at the location disclosed to the Lender and will not remove the Collateral from the location;

	(b)	keep the Collateral separate and identifiable;

(c)

maintain the Collateral in good and saleable condition, repair it if necessary, and otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property, use it lawfully and only as permitted by insurance policies, and permit the Lender to inspect the Collateral at any reasonable time; and

(d)

not sell, contract to sell, lease, encumber or transfer the Collateral (other than inventory Collateral) until the Debt has been paid, even though the Lender has a security interest in proceeds of such Collateral.

4.	As to Collateral which is inventory and accounts, the Borrower:

	(a)	may, until notice from the Lender, sell, lease or otherwise dispose of inventory Collateral in the ordinary course of business only, and collect the cash proceeds thereof;

(b)

will, upon notice from the Lender, deposit all cash proceeds as received in a demand deposit account with the Lender, containing only such proceeds and deliver statements identifying units of inventory disposed of, accounts which gave rise to proceeds, and all acquisitions and returns of inventory as required by the Lender;

	(c)	will receive in trust, schedule on forms satisfactory to the Lender and deliver to the Lender all non-cash proceeds other than inventory received in trade; and

(d)

if not in default, may obtain release of the Lender's interest in individual units of inventory upon request, therefore, payment to the Lender of the release price of such units shown on any Collateral schedule supplementary hereto, and compliance herewith as to proceeds thereof.

5.	As to Collateral which are accounts, chattel paper, general intangibles and proceeds described in 4(c) above, the Borrower warrants, represents and agrees:

(a)

all such Collateral is genuine, enforceable in accordance with its terms, free from default, prepayment, defense and conditions precedent (except as disclosed to and accepted by the Lender in writing), and is supported by consecutively numbered invoices to, or rights against, the debtors thereon; and the Borrower will supply the Lender with duplicate invoices or other evidence of the Borrower's rights on the Lender's request;

	(b)	all persons appearing to be obligated on such Collateral have authority and capacity to contract;

(c)

all chattel paper is in compliance with law as to form, content and manner of preparation and execution and has been properly registered, recorded, and/or filed to protect the Borrower's interest thereunder;

(d)

if an account debtor shall also be indebted to the Borrower on another obligation, any payment made by him not specifically designated to be applied on any particular obligation shall be considered to be a payment on the account in which the Lender has a security interest; and should any remittance include a payment not on an account, it shall be delivered to the Lender and, if no event of default has occurred, the Lender shall pay the Borrower the amount of such payment; and

	(e)	the Borrower agrees not to compromise, settle or adjust any account or renew or extend the time of payment thereof without the Lender's prior written consent.

6.

The Borrower owns all Collateral absolutely, and no other person has or claims any interest in any Collateral, except that, as disclosed to and accepted by the Lender in writing, a third party has an existing first priority security interest in the Collateral to secure obligations outstanding and incurred in the future, and subject to the foregoing the Borrower will defend any proceeding which may affect title to or the Lender's security interest in any Collateral, and will indemnify and hold the Lender free and harmless from all costs and expenses of the Lender's defense.

7.

The Borrower will pay when due all existing or future charges, liens or encumbrances on and all taxes and assessments now or hereafter imposed on or affecting the Collateral and, if the Collateral is in the Borrower's possession, the realty on which the Collateral is located.

8.

The Borrower will insure the Collateral with the Lender as a loss payee in form and amounts with companies, and against risks and liability satisfactory to the Lender, and hereby assigns such policies to the Lender, agrees to deliver them to the Lender at the Lender's request, and authorizes the Lender to make any claim thereunder, to cancel the insurance on the Borrower's default, and to receive payment of and endorse any instrument in payment of any loss or return premium. If the Borrower should fail to deliver the required policy or policies to the Lender, the Lender may, at the Borrower's cost and expense, without any duty to do so, get and pay for insurance naming as the insured, at the Lender's option, either both the Borrower and the Lender, or only the Lender, and the cost thereof shall be secured by this Agreement, and shall be repayable as provided in Paragraph 1 above.

9.

The Borrower will give the Lender any information it reasonably requires. All information at any time supplied to the Lender by the Borrower (including, but not limited to, the value and condition of Collateral, financial statements, financing statements, and statements made in documentary Collateral) is correct and complete, and the Borrower will notify the Lender of any adverse change in such information. The Borrower will promptly notify the Lender of any change of the Borrower's residence, chief executive office or mailing address.

10.

The Lender is irrevocably appointed the Borrower's attorney-in-fact to do any act which the Borrower is obligated hereby to do, to exercise such rights as the Borrower may exercise, to use such equipment as the Borrower might use, to enter the Borrower's premises to give notice of the Lender's security interest, and to collect Collateral and proceeds and to execute and file in the Borrower's name any financing statements and amendments thereto required to perfect the Lender's security interest hereunder, all to protect and preserve the Collateral and the Lender's rights hereunder. The Lender may:

	(a)	endorse, collect and receive delivery or payment of instruments and documents constituting Collateral;

(b)

make extension agreements with respect to or affecting Collateral, exchange it for other Collateral, release persons liable thereon or take security for the payment thereof, and compromise disputes in connection therewith; and

	(c)	use or operate Collateral for the purpose of preserving Collateral or its value and for preserving or liquidating Collateral.

11.	Until the Debt shall have been paid or performed in full, the Lender's rights shall continue even if the Debt is outlawed. The Borrower waives:

	(a)	any right to require the Lender to pursue any other remedy;

	(b)	presentment, protest and notice of protest, demand and notice of non-payment, demand or performance, notice of sale, and advertisement of sale;

	(c)	any right to the benefit of or to direct the application of any Collateral until the Debt shall have been paid; and

(d)	any right of subrogation to the Lender until Debt shall have been paid or performed in full.

12.

Upon default, at the Lender's option, without demand or notice, all or any part of the Debt shall immediately become due. The Lender shall have all rights given by law, and may sell, in one or more sales, Collateral in any county. The Lender may purchase at such sale. Sales for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, are all to be considered commercially reasonable. The Lender may require the Borrower to assemble the Collateral and make it available to the Lender at the entrance to the location of the Collateral, or a place designated by the Lender. Defaults shall include:

	(a)	the Borrower's failure to pay or perform this or any agreement with the Lender or breach of any warranty herein, or the Borrower's failure to pay or perform any agreement with the Lender;

	(b)	any change in the Borrower's financial condition which in the Lender's judgment impairs the prospect of the Borrower's payment or performance;

	(c)	any actual or reasonably anticipated deterioration of the Collateral or in the market price thereof which causes it, in the Lender's judgment, to become unsatisfactory as security;

	(d)	any levy or seizure against the Borrower or any of the Collateral;

(e)

death, termination of business, assignment for creditors, insolvency, appointment of receiver, or the filing of any petition under bankruptcy or debtor's relief laws of, by or against the Borrower or any guarantor of the Debt; or

	(f)	any warranty or representation which is false or is believed in good faith by the Lender to be false.

13.

The Lender's acceptance of partial or delinquent payments or the failure of the Lender to exercise any right or remedy shall not waive any obligation of the Borrower or right of the Lender to modify this Agreement, or waive any other similar default.

14.

This Agreement benefits the Lender's successors and assigns and binds the Borrower's successors and assigns. This Agreement contains the entire security agreement between the Lender and the Borrower. The Borrower will execute any additional agreements, assignments or documents reasonably required by the Lender to carry this Agreement into effect.

15.

THIS AGREEMENT AND THE VALIDITY AND ENFORCEABILITY HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK `WITHOUT GIVING EFFECT TO CONFLICT OF LAWS RULES OR CHOICE OF LAWS RULES THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED IN THE STATE AND FEDERAL COURTS SITTING IN THE COUNTY OF NEW YORK, CITY AND STATE OF NEW YORK (THE "NEW YORK

COURTS"). EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY TERM OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE NEW YORK COURTS OR THAT SUCH NEW YORK COURTS ARE IMPROPER OR AN INCONVENIENT VENUE FOR SUCH PROCEEDING. The Borrower agrees that service of process may be accomplished by any means authorized by New York law.

16.

To the extent that the Borrower acquires any trademarks, service marks, trade names and service names and/or the goodwill associated therewith, copyrights, patents and/or patent applications (collectively "Intellectual Property"), the Borrower shall give prompt notice thereof to the Lender and shall take any and all actions requested from time to time by the Lender to perfect the Borrower's interest in such Intellectual Property and to perfect the Lender's first priority interest therein.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the day and year first above written.

CYPHEREDGE TECHNOLOGIES, INC.		MISTRAL VENTURES, INC.

Per:	/s/ James Linkous	Per:	/s/ John Xinos
	James Linkous, President and CEO		John Xinos, President and CEO